Exhibit 99.33

MBNA MASTER CREDIT CARD TRUST II

SERIES 1998-C

KEY PERFORMANCE FACTORS
February 28, 1999



Expected B Maturity 6/16/2003


Blended Coupon 5.1285%


Excess Protection Level
3 Month Average   5.89%
February, 1999   6.04%
January, 1999   5.76%
December, 1998   5.88%


Cash Yield17.82%


Investor Charge Offs 5.13%


Base Rate 6.66%


Over 35 Day Delinquency 5.38%


Seller's Interest 9.80%


Total Payment Rate13.67%


Total Principal Balance$40,800,539,305.60


 Investor Participation Amount$750,000,000.00


Seller Participation Amount$3,998,619,787.11